Exhibit 10.17

CONFIDENTIAL
Portions of this exhibit, indicated by [***], have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) treated by the Registrant as private or confidential.
Portions of this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant undertakes to furnish a copy of all omitted information, schedules, and exhibits to the U.S. Securities and Exchange Commission upon its request.
Purchase Order #

PURCHASE ORDER (LEGAL)
This Purchase Order is dated September 1, 2024 (the Commencement Date).
PARTIES

CEREBRAS SYSTEMS INC. a company incorporated and registered under the laws of the State of Delaware, issued a Delaware State File Number of 6009247 by the Secretary of State of the State of Delaware and whose registered office is at 1237 E. Arques Avenue Sunnyvale, California 94085 (the Supplier).
Mohamed bin Zayed University of Artificial Intelligence, whose principal place of business is at [***] (MBZUAI).
BACKGROUND

1. MBZUAI and the Supplier intend to enter into a mutually agreed upon framework agreement (Framework Agreement) which allows MBZUAI or any of its Affiliates to request Goods from the Supplier.
2.         The Parties acknowledge and agree that:
a.         the Framework Agreement will be on substantively the same terms as the 13 September 2023 “Framework Goods Agreement” entered into between Core42 Holding US LLC (previously G42 Holding US LLC) and Cerebras Systems Inc. (the G42/Cerebras FGA);
b.        during the period commencing on the Commencement Date (as specified above) and ending on the date on which the Parties enter into the Framework Agreement, the terms of the G42/Cerebras FGA shall be incorporated by reference and shall apply as between MBZUAI and the Supplier (in the manner specified in these paragraphs 1 to 4);
c.       accordingly, unless otherwise stated or the context otherwise requires, on and from the Commencement Date: the terms set out in Schedule 2 of the G42/Cerebras FGA shall apply to this Purchase Order and are hereby incorporated by reference; and the definitions and rules of interpretation set out in Schedule 2 of the G42/Cerebras FGA shall apply to this Purchase Order.

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3.       Upon the entering into of the Framework Agreement but deemed effective from the Commencement Date, unless otherwise stated or the context otherwise applies, the terms of Schedule 2 of the G42/Cerebras FGA and the definitions and rules of interpretation set out in Schedule 2 of the G42/Cerebras FGA shall automatically be replaced in their entirety with the terms set out in Schedule 2 of the Framework Agreement and the definitions and rules of interpretation set out in Schedule 2 of the Framework Agreement.

4.       Pursuant to the terms of the G42/Cerebras FGA, MBZUAI requests certain Goods to be provided by the Supplier, and the Supplier agrees to provide such Goods to MBZUAI in accordance with Schedule 2 (Supply Contract Terms) of the G42/Cerebras FGA. The Parties acknowledge and agree that such terms will be replaced by the terms of the Framework Agreement when it is entered into (in accordance with these paragraphs 1 to 4).

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PURCHASE ORDER (COMMERCIAL)
Purchase Order No.
GOODS

[***]
Supplier will deliver [***]. For the purposes of this Purchase Order, this translates to [***] clusters of [***] CS-3 systems with [***] of AI compute capability per cluster (each a “Cluster”);
[***]
Each Cluster includes [***] CS-3 systems, [***]. However, the Cluster does not include [***].
If, during the Term of this Supply Contract, the Supplier believes that it has improved the theoretical performance of the CS-3 units [***], MBZUAI will be entitled to validate to its reasonable satisfaction that this improvement exists [***].

[***]
[***] subscription to software updates, upgrades and bug fixes, [***]. Extended Warranty: Hardware warranty of [***]. Access to an online searchable knowledge base. [***]. Hardware support on-site diagnostics and troubleshooting, remote remediation where possible.
[***]

[***]	Supplier to execute physical installation, rack, stack, network, cabling, integrate cluster, power on, and bring-up of the Clusters in accordance with the Delivery Dates specified in Appendix A. [***]
Acceptance Period	[***] from the Supplier notifying MBZUAI that [***] is complete.
FEES

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Goods
US$ 350 million (“Goods Fee”).
The Parties agree as follows the Supplier may deliver, and MBZUAI may accept pursuant to this Purchase Order and Section 3.4 of the Supply Contract, each individual Cluster in multiple partial deliveries. In such case, the Supplier may invoice MBZUAI on the same terms and conditions as set forth above upon completion of each partial delivery, provided that the amount of the invoice will be a pro rata portion of the fee for one Cluster, where the numerator is the number of CS-3 systems in the partial delivery and the denominator is [***].

Sales Tax / Other Taxes	To be calculated in accordance with applicable law and based on Delivery Location (the “Taxes”).

Shipping	No shipping fees if shipped to [***]. If shipped to [***], the shipping fees will be borne by MBZUAI and the Supplier will evidence and document any such shipping charges.

Total Fees
US$ 350 million plus Taxes, other charges, and shipping, as set forth above.
During the period beginning on the date that Cerebras receives any Fees payable under this Purchase Order in its bank account and ending on the day on which Cerebras becomes entitled to receive payment of such Fees (which shall occur, in respect of each CS unit, upon completion of acceptance in accordance with clause 3.4 of the Supply Contract and the Acceptance Period row of this Purchase Order), Cerebras will hold such Fees on trust for MBZUAI and will only use them to make payments to its third party vendors in order to begin manufacturing the relevant CS unit.

Delivery Location	To be mutually agreed upon
Delivery Terms	As per Supply Contract
Delivery Date	See Special Terms and Appendix A.

Invoice Address	Mohamed bin Zayed University of Artificial Intelligence (MBZUAI) [***]
WARRANTY* AND SPECIFICATIONS

Warranty Period *(only if different from Supply Contract)	[***] (in accordance with this Supply Contract and paragraph 5 of the Special Terms set out below).

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Specifications	As described in the “GOODS” section of this Purchase Order.
Validation Checks	See Appendix B
OTHER DETAILS
Payment Terms	As set out in the FEES row of this Purchase Order.

Liability Cap
For each Cluster [***], the Liability Cap referred to in clause 14.4(b)(2) of this Supply Contract shall be [***]. The Liability Cap for each such Cluster is subject to clauses 14.4(b)(B) and 14.4(c) of this Supply Contract and relates only to liability arising in respect of that specific Cluster, without combination or duplication with respect to other Clusters delivered hereunder.
If, in accordance with the GOODS row of this Purchase Order, the Supplier is entitled to [***] Clusters supplied under this Purchase Order, then: (a) the Fees payable for each such Cluster [***]; and (b) the liability cap for each such Cluster will [***].
Without limiting the foregoing but subject always to clauses 14.4(b)(B) and 14.4(c) of this Supply Contract, the maximum aggregate liability of the Supplier under this Purchase Order, across all Clusters, shall not exceed at any time [***].

Liquidated Damages	Not Applicable.

Importer of Record (only if applicable)	Not Applicable (if the agreed Delivery Location is within the United States of America). MBZUAI (if the agreed Delivery Location is outside the United States of America).
Additional Costs	The Supplier shall be solely responsible for [***].

Special Terms	The Parties agree that, notwithstanding the clauses of this Supply Contract, the following Special Terms shall apply:

	1.	The Supplier shall deliver the quantities of Goods [***] specified in the Delivery Schedule section of the table set out in Appendix A on or before the corresponding Delivery Dates specified therein.

	2.	Subject to paragraphs 3 and 4 of these Special Terms, the Supplier shall be entitled to issue invoices in respect of each Fee Instalment specified in the Payment Schedule section of the table set out in Appendix A.

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3.
Provided that MBZUAI receives each such invoice [***] prior to the relevant Due Date specified in the Payment Schedule section of the table set out in Appendix A (except for [***] Due Dates set out in Appendix A, which invoices are payable [***]) and subject to paragraph 4 of these Special Terms, then MBZUAI will pay each such invoice on or before such Due Date (in accordance with the Payment Terms).

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4.
If the Supplier fails to deliver and install the requisite quantity of Goods by any Delivery Date specified in Appendix A (subject to paragraph 11 of these Special Terms), then, subject to the below, MBZUAI will not be required to pay any invoice issued by the Supplier under this Purchase Order in respect of the next applicable Fee Instalment specified in Appendix A and will be entitled to withhold any future Fee Instalments (or portions thereof). If this paragraph 4 applies, then MBZUAI may, without prejudice to its other rights and remedies, direct the Supplier to deliver the requisite quantity Goods on or before a later Delivery Date than is specified in Appendix A (provided such later Delivery Date is reasonable). If MBZUAI so directs, then the Delivery Schedule shall be deemed as amended accordingly and the provisions of this Purchase Order and Supply Agreement shall apply to such later Delivery Date. If the Supplier delivers and installs the relevant

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units on or before such later Delivery Date, MBZUAI will resume paying the Supplier’s invoices including any withheld payments and the next applicable Fee Instalments. If the Supplier delivers and installs the relevant units after such later Delivery Date but on or before expiry of the relevant cure time period specified in paragraph 8, 9 or 10 (as applicable), MBZUAI will resume paying the Supplier’s invoices including any withheld payments and the next applicable Fee Instalments (without prejudice to MBZUAI’s other rights and remedies). If this paragraph 4 applies as a result of a fact or circumstance described in paragraph 6.a or 6.b., MBZUAI’s right to not pay the next applicable Fee Instalment and/or withhold future Fee Instalments (or portions thereof) will not apply. If this paragraph 4 applies and the Supplier’s failure is due to a Force Majeure Event, MBZUAI’s right to not pay the next applicable Fee Instalment and withhold future Fee Instalments (or portions thereof) will not apply unless the relevant delay continues for [***]. “Force Majeure Event” for purposes of this Purchase Order, without limiting the scope of its definition in clause 1.1 of this Supply Contract, includes: (i) a delay in or failure by the Supplier to obtain governmental approvals for export, to the extent not due to a fact or circumstance described in (A) or (B) of this paragraph or in paragraph 6.b; and (ii) unforeseen supply chain events or circumstances that the Supplier identifies and demonstrates to MBZUAI have a material adverse effect on the Supplier’s ability to comply with the Delivery Schedule. The Parties acknowledge and agree that limb (i) of the foregoing definition of “Force Majeure Event” shall not apply to the extent: (A) the delay or failure is caused by the Supplier failing to provide the necessary information to the relevant governmental authority; and (B) the Supplier fails to deploy reasonable best efforts to obtain the necessary governmental license or approval, to the extent (in the case of either (A) or (B)) that paragraph 6.b does not apply.

5.
For the avoidance of doubt, if a unit of Goods is delivered by Supplier to the Delivery Location but not accepted by MBZUAI pursuant to clause 3.4 of this Supply Contract due to non-conformance of the Goods, that unit shall not be deemed as having been delivered by the Supplier or accepted by MBZUAI.

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6.
Subject to the Supplier complying with paragraph 7, MBZUAI acknowledges and agrees that the Supplier shall be relieved of its obligations and liability under this Purchase Order and Supply Contract to the extent that the Supplier fails to deliver or install Goods to the Delivery Location in accordance with the Delivery Schedule as a result of:

a.MBZUAI failing to make available to the Supplier (or procure the making available to the Supplier of), in a timely manner, access to suitable data center facilities where the Goods will be housed (for the purpose of the Goods being delivered, installed or tested);

b.only in those circumstances where the Parties have agreed that some or all of the Goods are to be exported outside the United States of America, MBZUAI failing to provide to the Supplier, in a timely manner, such documentation or other information or assistance as required by any governmental agency or authority to obtain any license or approval necessary for such export (to the extent such documentation, information or assistance requirement is communicated to MBZUAI by the Supplier); or

c.the occurrence of a Force Majeure Event.

7.
If the Supplier becomes aware of any fact of circumstance that may affect its ability to supply the Goods in accordance with the Delivery Schedule (including the facts and circumstances listed in paragraph 6):

a.the Supplier will, as soon as reasonably practicable, notify MBZUAI of such fact or circumstance in writing and will propose a written action plan to MBZUAI which addresses any such event or circumstance;

b.MBZUAI, acting reasonably and a timely manner, will be entitled to:

i.accept or reject any such proposed action plan; and

ii.request changes or additions to the corrective action plan; and

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c.the Supplier will provide MBZUAI with appropriately timed updates, [***], regarding the steps the Supplier has taken to mitigate the delays to the Delivery Schedule.

For the avoidance of doubt, except to the extent a delay to the Delivery Schedule is caused by a fact or circumstance listed in paragraph 6.a or paragraph 6.b, this paragraph 7 shall not affect MBZUAI’s right to withhold future Fee Instalments (or portions thereof) in accordance with paragraph 4 and/or MBZUAI’s right to terminate this Supply Contract in accordance with paragraph 8.

8.
If paragraph 4 applies and the Supplier has failed to deliver and install the relevant Goods within [***] following the relevant Delivery Date then, subject to the below, provided the delay is not caused by a fact or circumstance listed in paragraph 6.a or 6.b, MBZUAI will be entitled to terminate this Purchase Order on written notice to the Supplier and be refunded any monies paid by MBZUAI in respect of any Goods not yet owned by MBZUAI within [***] of the date of MBZUAI’s termination notice.

9.
If paragraph 4 applies and the delay is caused by a Force Majeure Event, then MBZUAI will not be entitled to terminate this Purchase Order under paragraph 8 until the Supplier has failed to deliver and install the relevant Goods within [***] following the relevant Delivery Date.

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10.
If paragraph 4 applies in circumstances where the Parties have agreed that some or all of the Goods are to be exported outside the United States of America and the delay is caused by a failure to obtain from a governmental agency or authority a license or approval necessary for the export or import then, subject to the below, MBZUAI will not be entitled to terminate this Purchase Order under paragraph 8 until the Supplier has failed to deliver and install the relevant Goods within [***] following the relevant Delivery Date. Notwithstanding the foregoing, MBZUAI will be entitled to terminate this Purchase Order in accordance with and following expiry of the delay time periods set out in paragraph 8 if: (a) the delay or failure is caused by the Supplier failing to provide the necessary information to the relevant government authority; or (b) the Supplier fails to deploy reasonable best efforts to obtain the necessary governmental license or approval, to the extent (in the case of either (a) or (b)) that paragraph 6.b does not apply.

11.
If MBZUAI fails to pay an invoice issued by the Supplier in accordance with this Purchase Order by its applicable Due Date, then the Supplier will be entitled to an extension in respect of future Delivery Dates set out in Appendix A as follows:

a.for all the Due Dates set out in Appendix A, the entire Delivery Schedule will be delayed [***] for [***] each individual payment is delayed past its Due Date (i.e. if multiple payment Due Dates are missed, the delay to the Delivery Schedule is cumulative over all missed Due Dates),

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b.reserved,

c.reserved.

12.
If the events contemplated by paragraphs 4 or 6 occur (but without prejudice to MBZUAI’s rights and remedies under paragraphs 4, 8, 9, and 10 and the Supplier’s obligations under paragraph 7), the Parties agree to promptly meet and negotiate in good faith to agree to a revised Delivery Schedule and Payment Schedule and to comply therewith.

13.	The Parties acknowledge and agree that the Fees set out in Appendix A:

a.exclude any applicable taxes and shipping costs (if any);

b.include the costs of delivery and installation at [***]; and

c.exclude the costs of delivery at any other Delivery Locations, including duties, levies, VAT, customs, imposts, fees, royalties, and other third party charges arising from importation.

14.
Notwithstanding clause 5.2 of this Supply Contract, ownership of the Goods shall transfer to MBZUAI immediately upon the completion of manufacture of any of the Goods (irrespective of whether such Goods are delivered to and/or installed at the relevant agreed Delivery Location).

15.
In any event, immediately on completion of manufacture of any Goods, the Supplier shall itself store (or shall procure the storage of) such Goods so that they remain readily identifiable as MBZUAI's property.

16.	For the avoidance of doubt, nothing in this Purchase Order shall be construed as limiting either Party’s rights under clause 12 (Force Majeure) of this Supply Agreement.

17.
The Parties acknowledge and agree that, in respect of delays to the Delivery Schedule, MBZUAI’s termination and refund rights under this Purchase Order are restricted to the termination and refund rights set out in paragraphs 8 to 10 of these Special Terms. Accordingly, in clause 4.1 of the Supply Agreement, the words "Time is of the essence" through to the words "Supplier's unexcused delay" shall be deemed as deleted and not applicable to this Purchase Order.

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SIGNATURES

IN WITNESS WHEREOF, the Parties hereto have duly executed this Purchase Order in any number of counterparts of identical content as of the date first above written.
EXECUTED for and on behalf of Mohamed bin Zayed University of Artificial Intelligence
/s/ Eric Xing
Name: Eric Xing
Title: President and University Professor
Date: 05.09.2024
EXECUTED for and on behalf of CEREBRAS SYSTEMS INC.
/s/ Andrew Feldman
Name: Andrew Feldman
Title: CEO
Date: 9/4/2024

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Appendix A: Delivery Schedule and Payment Schedule.
Appendix B: Validation Checks.

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